UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
August 6, 2007
Luminent Mortgage Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31828	06-1694835

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 California Street, Suite 1350 San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 217-4500

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 6, 2007, we issued a press release that contains information regarding actions taken today by our board of directors and other information regarding our second quarter results. A copy of that press release is furnished as Exhibit 99 to this report.
     The information in this Current Report on Form 8-K (including the exhibit incorporated into this Item 2.02 by reference) is being is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01.    Regulation FD Disclosure.
     Reference is made to Item 2.02.
Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated August 6, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINENT MORTGAGE CAPITAL, INC.
By:	/s/ Christopher J. Zyda
Christopher J. Zyda,
Senior Vice President and Chief Financial Officer

Date: August 6, 2007

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